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                                                                   Exhibit 10.50

                               PURCHASE AGREEMENT

                                     BETWEEN

                   ALLIANCE LAUNDRY EQUIPMENT RECEIVABLES LLC

                                       AND

                          ALLIANCE LAUNDRY SYSTEMS LLC,
                       in its Own Capacity and as Servicer

                          DATED AS OF NOVEMBER 28, 2000
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                                TABLE OF CONTENTS

      ARTICLE I
      DEFINITIONS                                                              1
      SECTION 1.01.     Definitions                                            1

ARTICLE II
      PURCHASE AND SALE OF DESIGNATED LOANS                                    2
      SECTION 2.01.     Purchase and Sale of Designated Loans                  2
      SECTION 2.02.     Purchase Price                                         4
      SECTION 2.03.     The Closings                                           5

ARTICLE III
      REPRESENTATIONS AND WARRANTIES                                           5
      SECTION 3.01.     Representations and Warranties as to
                        Designated Loans                                       5
      SECTION 3.02.     Additional Representations and Warranties of ALS       8
      SECTION 3.03.     Representations and Warranties of ALER                10

ARTICLE IV
      CONDITIONS                                                              12
      SECTION 4.01.     Conditions to Obligation of ALER                      12
      SECTION 4.02.     Conditions To Obligation of ALS                       13

ARTICLE V
      ADDITIONAL AGREEMENTS                                                   14
      SECTION 5.01.     Conflicts With Transfer and Servicing Agreements      14
      SECTION 5.02.     Protection of Title                                   14
      SECTION 5.03.     Other Liens or Interests                              14
      SECTION 5.04.     Repurchase Events                                     14
      SECTION 5.05.     Indemnification                                       15
      SECTION 5.06.     Further Assignments                                   15
      SECTION 5.07.     Pre-Closing Collections                               15
      SECTION 5.08.     Sale Treatment                                        15
      SECTION 5.09.     Preservation of Security Interest                     15
      SECTION 5.10.     Cross Collateralization                               16
      SECTION 5.11.     Obligations with Respect to Conveyed Assets           16
      SECTION 5.12.     Compliance with Law                                   16
      SECTION 5.13.     Conveyance of Conveyed Assets; Security Interests     16
      SECTION 5.14.     Notification of Breach                                17
      SECTION 5.15.     Further Assurances                                    17
      SECTION 5.16.     Notice of Adverse Claim                               17
      SECTION 5.17      Taxes                                                 17
      SECTION 5.18      Financial Statements                                  17


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ARTICLE VI
      MISCELLANEOUS PROVISIONS                                                18
      SECTION 6.01.     Amendment                                             18
      SECTION 6.02.     Survival                                              18
      SECTION 6.03.     Notices                                               18
      SECTION 6.04.     Governing Law                                         18
      SECTION 6.05.     Waivers                                               18
      SECTION 6.06.     Costs and Expenses                                    18
      SECTION 6.07.     Confidential Information                              19
      SECTION 6.08.     Headings                                              19
      SECTION 6.09.     Counterparts                                          19
      SECTION 6.10.     Severability of Provisions                            19
      SECTION 6.11.     Further Assurances                                    19
      SECTION 6.12.     Third-Party Beneficiaries                             19
      SECTION 6.13.     Merger and Integration                                19
      SECTION 6.14.     No Petition Covenants                                 19
      SECTION 6.15.     Power of Attorney                                     20
      SECTION 6.16.     Authorization to Collect                              20
      SECTION 6.17.     No Assignment                                         20

                                         Exhibits

Exhibit A - Form of Initial PA Assignment

Exhibit B - Form of Subsequent PA Assignment


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            PURCHASE AGREEMENT, dated as of November 28, 2000, between ALLIANCE
LAUNDRY EQUIPMENT RECEIVABLES LLC, a Delaware limited liability company ("ALER"), and ALLIANCE LAUNDRY SYSTEMS LLC, a Delaware limited liability company in its own capacity ("ALS"), and as servicer under the Pooling and Servicing Agreement (the "Servicer").

            WHEREAS, ALER desires to purchase from time to time Equipment Notes together with related rights owned by ALS;

            WHEREAS, ALS is willing to sell such Equipment Notes and related rights to ALER;

            WHEREAS, ALER desires to sell or otherwise transfer such Equipment Notes and related rights, including its rights under this Agreement, to a trust (the "Issuer");

            WHEREAS, the Issuer will issue notes and certificates of beneficial interest (collectively, any such issued interests or securities being "Securities") to fund its acquisition of such Equipment Notes and related rights; and

            WHEREAS, the Issuer will pledge its rights in such Equipment Notes and related rights, including its rights under this Agreement, to the Indenture Trustee under the Indenture for the benefit of the Securityholders and the Insurer.

            NOW, THEREFORE, in consideration of the foregoing, the other good and valuable consideration and the mutual terms and covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

      SECTION 1.01. Definitions. Capitalized terms used but not otherwise defined in this Agreement shall have the respective meanings assigned them in
Part I of Appendix A to the Pooling and Servicing Agreement of even date herewith by and among ALS, ALER and Alliance Laundry Equipment Receivables Trust 2000-A, as it may be amended, supplemented or modified from time to time. All references herein to "the Agreement" or "this Agreement" are to this Purchase Agreement as it may be amended, supplemented or modified from time to time, the exhibits hereto and the capitalized terms used herein which are defined in such Appendix A, and all references herein to Articles, Sections and subsections are to Articles, Sections or subsections of this Agreement unless otherwise specified. The rules of construction set forth in Part II of such Appendix A shall be applicable to this Agreement.


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                                   ARTICLE II
                     PURCHASE AND SALE OF DESIGNATED LOANS

      SECTION 2.01. Purchase and Sale of Designated Loans.

      Initial Purchase and Sale of Designated Loans. Subject to the satisfaction of the conditions specified in Article IV, ALS agrees to sell, transfer, assign and otherwise convey to ALER, without recourse, except as otherwise expressly provided in the Basic Documents, pursuant to a written assignment substantially in the form of Exhibit A (the "Initial PA Assignment"), and ALER agrees to purchase on the Closing Date all right, title and interest of ALS in, to and under the following assets (the "Initial Conveyed Assets"):

(a) the Designated Loans, including without limitation all documents and instruments evidencing or governing the Designated Loans and all Loan Files relating thereto, identified in the schedule to the Initial PA Assignment and all monies paid or payable thereon (including Liquidation Proceeds) on or after or due and payable, but in each case not paid, as of the Initial Cutoff Date;

(b) the Equipment, including, without limitation, all security interests therein granted by Obligors pursuant to such Designated Loans and any other collateral securing such Designated Loans;

(c) any Insurance Policies and proceeds thereof and rights and benefits thereunder with respect to such Equipment and any other collateral securing such Designated Loans;

(d) with respect to such Designated Loans, any Guaranties and proceeds thereof and all rights and benefits thereunder;

(e) the Lockbox and Lockbox Account, all funds on deposit from time to time in the Lockbox or in the Lockbox Account with respect to such Designated Loans and all proceeds thereof; and

(f) any documents related thereto and any proceeds of the property described in clauses (1) through (5) above (the property described in clauses (2) through (6) hereof with respect to the related Designated Loans are referred to as the "Related Security").

      Subsequent Purchases and Sales of Designated Loans. From time to time after the date hereof, ALER may request to purchase additional Equipment Notes from ALS solely for the purpose of providing Replacement Loans and Substitute Loans to the Issuer pursuant to Section 2.02 and 2.07 of the Pooling and Servicing Agreement. The Purchase Price for any such additional Equipment Notes to be purchased by ALER will be payable by ALER on the date such purchase is made (each, a "Subsequent Purchase Date"and together with the Closing Date, a "Purchase Date") in cash. Subject to the satisfaction of the conditions specified in Article IV and Section 2.02 and Section 2.07 of the Pooling and Servicing Agreement with respect to the purchase of Replacement Loans and Substitute Loans, ALS agrees to sell, transfer, assign and otherwise convey to ALER, without recourse, except as otherwise expressly provided in the Basic


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Documents pursuant to a written assignment substantially in the form of Exhibit
B (a "Subsequent PA Assignment" and, together with the Initial PA Assignment, each an "PA Assignment"), and ALER agrees to purchase on such Purchase Date all right, title and interest of ALS in, to and under the following assets (with respect to such Purchase Date, the "Subsequent Conveyed Assets," together with the Initial Conveyed Assets and all prior Subsequent Conveyed Assets, the "Conveyed Assets"):

(a) the Designated Loans including without limitation all documents and instruments evidencing or governing the Designated Loans and all Loan Files relating thereto, identified in the schedule attached to the Subsequent PA Assignment delivered to ALER on such Purchase Date and all monies paid or payable thereon (including Liquidation Proceeds) on or after, or due and payable, but in each case not paid, as of the applicable Subsequent Cutoff Date;

(b) the Equipment, including, without limitation, all security interests therein and proceeds thereof and rights and benefits thereunder granted by Obligors pursuant to such Designated Loans and any other collateral securing such Designated Loans;

(c) any Insurance Policies, and proceeds thereof, and rights and benefits thereunder with respect to such Equipment and any other collateral securing such Designated Loans;

(d) with respect to such Designated Loans, any Guaranties and the proceeds thereof and all rights and benefits thereunder;

(e) all funds on deposit from time to time in the Lockbox or in the Lockbox Account with respect to such Designated Loans and all proceeds thereof; and

(f) any documents related thereto and any proceeds of the property described in clauses (1) through (5) above (the property described in clauses (2) through (6) hereof with respect to the related Designated Loans are referred to as the "Related Security").

      The related Loan File for any additional Equipment Note shall be delivered on or prior to the related Subsequent Purchase Date to ALER's designee for the benefit of ALER and its assigns, which designee with respect to the Collateral Documents will be the Custodian, and with respect to the remainder of the Loan Files, the Servicer.

      It is the intention of the ALS and ALER that the transfers and assignments contemplated by this Section 2.01 shall constitute a sale of the related Conveyed Assets from ALS to ALER and the beneficial interest in and title to the assets conveyed pursuant to this Section 2.01 shall not be part of ALS's estate in the event of the filing of a bankruptcy petition by or against ALS under any bankruptcy law. ALS and ALER intend to treat such transfer and assignment as a sale for accounting and tax purposes. Notwithstanding the foregoing, in the event a court of competent jurisdiction determines that such transfer and assignment did not constitute such a sale or that such beneficial interest is a part of ALS's estate, then (i) ALS shall be deemed to have granted to ALER a first priority perfected security interest in all of ALS's right title and interest in, to and under the Conveyed Assets pursuant to this Section 2.01, and ALS hereby grants such security


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interest and (ii) the assets conveyed pursuant to this Section 2.01 shall be deemed to include all rights, powers and options (but none of the obligations, if any) of ALS under any agreement or instrument included in the assets conveyed pursuant to this Section 2.01, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Designated Loans included in the assets conveyed pursuant to this Section 2.01 and all other monies payable under the Designated Loans conveyed pursuant to this Section 2.01, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of ALS or otherwise and generally to do and receive anything that ALS is or may be entitled to do or receive under or with respect to the assets conveyed pursuant to this Section 2.01. For purposes of such grant, this Agreement shall constitute a security agreement under the UCC.

      The forgoing sale does not constitute and is not intended to result in any assumption by ALER of any obligation of ALS to the Obligors, insurers or any other Person in connection with the Conveyed Assets, any Insurance Policies or any agreement or instrument relating to any of them.

      In connection with such conveyances, ALS agrees to record and file financing statements (and thereafter will file continuation statements with respect to such financing statements) with respect to the related Initial Conveyed Assets transferred to ALER pursuant to this Agreement and the Subsequent Conveyed Assets to be transferred to ALER pursuant to any Subsequent PA Assignment meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect and to maintain the perfection of, the transfer and conveyance of, such Conveyed Assets (in each case, other than the Exempt Collateral) from ALS to ALER, and to deliver a file-stamped copy of such financing statements or other evidence of such filings to ALER and the Indenture Trustee when required pursuant to the Pooling and Servicing Agreement. The Loan Files (including each original executed Equipment
Note) will not be physically delivered to ALER but instead will be delivered to its designee which will be the Custodian with respect to the Collateral Documents and the Servicer with respect to the remainder of the Loan Files.

      In accordance with the Pooling and Servicing Agreement, the Servicer shall, on or prior to the related Purchase Date (i) cause the Contract Management System to be marked with a specified code (the "Contract Management Code") to show that the Initial Conveyed Assets or the Subsequent Conveyed Assets, as the case may be, have been assigned and transferred in accordance with this Agreement and the related PA Assignment, and (ii) prepare and hold in its capacity as Servicer on behalf of the Issuers and the Indenture Trustee the list of Initial Loans on or prior to the Closing Date and a list of Replacement Loans and Substitute Loans on or prior to the related Subsequent Purchase Date.

      SECTION 2.02. Purchase Price. In consideration for the purchase of any Designated Loans and the Related Security, ALER shall, on the related Purchase Date, pay to ALS an amount equal to the aggregate of the Loan Balance for such Designated Loans as of the applicable Cutoff Date (the "Purchase Price") and ALS shall execute and deliver to ALER a PA Assignment with respect to such Designated Loans. On the Closing Date, a portion of the Purchase Price equal


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to approximately [$_____________] shall be payable on such date and shall be paid to ALS in immediately available funds, and the balance of the Purchase Price shall be deemed to be, and shall be recorded as, a capital contribution from ALS to ALER. On each Subsequent Purchase Date, ALER shall pay all of the Purchase Price payable on such date in immediately available funds, provided that, to the extent requested by ALS, any portion of the Purchase Price payable on such date instead of being paid in cash may be deemed to be, and in such event shall be recorded as, a capital contribution from ALS to ALER.

      SECTION 2.03. The Closings. Each sale and purchase of Designated Loans (each, a "Closing") shall take place at such a place, on a Purchase Date and at a time mutually agreeable to ALS and ALER, and may occur simultaneously with the closing of any related transactions contemplated by the Transfer and Servicing Agreements.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

      SECTION 3.01. Representations and Warranties as to Designated Loans. ALS makes the following representations and warranties for the benefit of ALER and its assigns, the Indenture Trustee, the Noteholders, the Insurer and the Issuer as to the Designated Loans on which ALER relies in accepting such Designated Loans. Such representations and warranties speak as of the Purchase Date for such Designated Loans and as of the related transfer of such Designated Loans under the Transfer and Servicing Agreements, and shall survive the sale, transfer and assignment of such Designated Loans to ALER and the subsequent assignment and transfer thereof pursuant to the Transfer and Servicing
Agreements:

(a)   Characteristics of Designated Loans. Each Designated Loan:

      (i) was originated by ALS in the ordinary course of ALS's business and in accordance with its Credit and Collection Policy underwriting standards, was fully and properly executed by the parties thereto, satisfies each of the Eligibility Criteria, and is not a Defaulted Loan; and

      (i) contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for realization against the collateral of the benefits of the security.

(b) Schedule of Designated Loans. The information set forth in the Schedule of Designated Loans (as supplemented by the schedules to any Subsequent PA Assignment, if applicable) is true and correct in all material respects;

(c) Compliance With Law. All requirements of applicable federal, state and local laws, and regulations thereunder, including the Equal Credit Opportunity Act, the Federal Reserve Board's Regulation "B", the Soldiers' and Sailors' Civil Relief Act of 1940, and any applicable bulk sales or bulk transfer law and other equal credit opportunity and disclosure laws, in respect of any of


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      the Designated Loans, have been complied with in all material respects, and each such Designated Loan and the sale of each item of Equipment evidenced thereby complied at the time it was originated or made and now complies in all material respects with all legal requirements of the jurisdiction in which it was originated or made;

(d) Binding Obligation. Each Designated Loan is non-cancelable, in full force and effect and is the genuine, legal, valid and binding payment obligation in writing of the Obligor thereon, enforceable against the Obligor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights in general and by equity, regardless of whether such enforceability is considered in a proceeding in equity or at law, and the obligations of the related Obligor under such Designated Loan are irrevocable and unconditional payable without relief or benefit of any valuation, stay, appraisement, extension or redemption laws or rights of setoff by such Obligor for any reason whatsoever;

(e) Security Interest in Equipment. Immediately prior to the sale, transfer and assignment thereof pursuant hereto, each Designated Loan is secured by a validly perfected first priority security interest in the Equipment that is subject to the related Designated Loans in favor of ALS, as secured party, except with respect to Designated Loans (i) which originally had a Loan Balance of $10,000 or less and (ii) which, in accordance with the standard underwriting policies of ALS as of the date of origination, ALS does not routinely perfect such security interests; provided that after giving effect to such sale, transfer and assignment, (x) the aggregate Loan Balance of all Designated Loans, which are not so secured does not exceed 0.25% of the Aggregate Loan Balance and (y) with respect to the Initial Loans only, as of the Initial Cutoff Date, the aggregate value of the collateral related to such Loans other than the collateral covered by clause (e) of the definition of Exempt Collateral was not less than 80% of the Aggregate Initial Loan Balance; and such lien is being validly conveyed to ALER;

(f) Designated Loans In Force. No Designated Loan has been satisfied, subordinated or rescinded, and no Equipment securing any Designated Loan has been released from the Lien of the related Loan in whole or in part;

(g) No Waiver. Since the applicable Cutoff Date, no provision of any Designated Loan has been waived, altered or modified in any respect;

(h) No Defenses. No litigation, right of rescission, setoff, counterclaim or defense has been asserted or threatened with respect to any Designated Loan;

(i) No Liens. There are, to ALS's knowledge, no Liens or claims that have been filed for work, labor or materials affecting any Equipment securing any Designated Loan that are or may be prior to, or equal or coordinate with, the security interest in the Equipment granted by the Designated Loan;

(j) No Default. There has been no default, breach, violation or event permitting acceleration under the terms of any Designated Loan, and no event has occurred and is


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      continuing that with notice or the lapse of time (or both) would constitute a default, breach, violation or event permitting acceleration under the terms of any Designated Loan, and ALS has not waived any of the foregoing, in each case except for payments on any Designated Loans which are not more than 60 days past due (measured from the date of any Scheduled Payment) as of the applicable Cutoff Date;

(k) Good Title. No Designated Loan or Related Security has been sold, transferred, assigned or pledged by ALS to any Person other than ALER; immediately prior to the conveyance of any Designated Loans pursuant to this Agreement, ALS had good and marketable title thereto, free and clear of any Lien; and, upon execution and delivery of this Agreement and the related PA Assignment by ALS, ALER shall have all of the right, title and interest of ALS in and to the Designated Loans and the Related Security, free of any Lien;

(l) Lawful Assignment. No Designated Loan was originated in, or is subject to the laws of, any jurisdiction the laws of which would make unlawful the sale, transfer and assignment of such Designated Loan under this Agreement or any Transfer and Servicing Agreements;

(m) All Filings Made. All filings necessary in any jurisdiction to give ALER a first priority perfected security or ownership interest in the Designated Loans and the Related Security (other than Exempt Collateral) have been made, and the Designated Loans and related Equipment constitute Code Collateral;

(n)   One Original. There is only one original executed copy of each Equipment
      Note;

(o) No Documents or Instruments. No Designated Loan, or constituent part thereof, constitutes an "instrument" or "document" (as such terms are defined in the UCC);

(p) Scheduled Payments; Delinquency. As of the applicable Cutoff Date, no Designated Loan had a payment that was more than 60 days past due, and no Designated Loan had a final Scheduled Payment that is due later than, with respect to the Initial Conveyed Assets, October 30, 2007, and with respect to any Subsequent Conveyed Assets, April 30, 2008;

(q) Origin. The related Equipment Note constitutes "chattel paper" as defined under the UCC and all documents of the Loan File which constitute "chattel paper" (as such term is defined in the UCC) have been or will be delivered to the Custodian within the period required under this Agreement. Each Designated Loan was originated in the United States or Canada;

(r) Selection Criteria. No procedures reasonably believed by ALS to be adverse to ALER, the Insurer or to holders of the Securities issued under the Transfer and Servicing Agreements were utilized in selecting and/or identifying the Designated Loans;

(s) No Government Contracts. No Obligor under any of the Designated Loans is a governmental authority of the United States or any state or political subdivision thereof or subject to bankruptcy or similar proceedings;


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(t)   Fair Consideration. The consideration received by ALS hereunder is fair consideration having value reasonably equivalent to the value of the Conveyed Assets conveyed by it and the performance of its obligations hereunder;

(u) Collections. ALS shall have deposited (or within two Business Days of receipt thereof deposit) into the Collection Account or the Lockbox all Collections in respect of the Designated Loans received after the related Cutoff Date; and

(v) Release of Lien. The transfer of such Designated Loan satisfies the requirements for the release of the liens set forth in Section 8.15 of, or has otherwise been released from the lien of, the Guarantee and Collateral Agreement dated as of May 5, 1998 among Alliance Laundry Holdings LLC, ALS, and General Electric Capital Corporation.

      SECTION 3.02. Additional Representations and Warranties of ALS. ALS hereby represents and warrants to ALER and for the benefit of the Indenture Trustee, the Noteholders, the Insurer and the Issuer, as of the date hereof, and as of each Purchase Date occurring hereunder and as of the related Closing under the Transfer and Servicing Agreements, in its capacity as the seller of the Designated Loans hereunder, that:

(a) Organization and Good Standing. ALS has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire and own the Designated Loans;

(b) Due Qualification. ALS is duly qualified to do business as a foreign limited liability company in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires or shall require such qualification;

(c) Power and Authority. ALS has the power and authority to execute and deliver this Agreement and to carry out its terms; ALS has full power and authority to sell and assign the Designated Loans and the Related Security to ALER, has duly authorized such sale and assignment to ALER by all necessary limited liability company action; and the execution, delivery and performance of this Agreement have been duly authorized by ALS by all necessary limited liability company action;

(d) Valid Sale; Binding Obligation. This Agreement, together with the applicable PA Assignment, when duly executed and delivered, shall constitute a valid sale, transfer and assignment of such Designated Loans and Related Security to ALER, enforceable against creditors of and purchasers from ALS; and this Agreement, together with the applicable PA Assignment, when duly executed and delivered, shall constitute a legal, valid and binding obligation of ALS enforceable against ALS in accordance with its respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights in general and by general principles of


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      equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

(e) No Violation. The consummation of the transactions contemplated by this Agreement and any PA Assignment, and the fulfillment of the terms of this Agreement and any PA Assignment, shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time, or both) a default under, the limited liability company agreement of ALS, or any indenture, agreement, mortgage, deed of trust or other instrument to which ALS is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument (other than this Agreement, any PA Assignment or any Transfer and Servicing Agreement), or violate any law or, to ALS's knowledge, any order, rule or regulation applicable to ALS of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over ALS or any of its properties;

(f) No Proceedings. There are no proceedings or, to ALS's knowledge, investigations pending or, to ALS's knowledge, threatened, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over ALS or its properties (i) asserting the invalidity of this Agreement or any PA Assignment, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any PA Assignment, or (iii) seeking any determination or ruling that might materially and adversely affect the performance by ALS of its obligations under, or the validity or enforceability of, this Agreement or any PA Assignment;

(g) No Consent. No permit, consent, approval or authorization of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance by ALS of this Agreement or any PA Assignment or the consummation by ALS of the transactions contemplated hereby or thereby except as expressly contemplated herein or therein;

(h) Due Execution and Delivery. This Agreement and each of the other Basic Documents to which it is a party have been duly executed and delivered on behalf of ALS;

(i) Ability to Perform. No event has occurred which materially and adversely affects ALS's operations or its ability to perform its obligations under the Basic Documents to which it is a party;

(j) Insolvency. ALS (a) is not insolvent and will not be rendered insolvent by the transactions contemplated by this Agreement or any Subsequent PA Assignment and has an adequate amount of capital to conduct its business in the ordinary course and to carry out its obligations hereunder and (b) shall not intend to incur or believe that it shall incur debts that would be beyond its ability to pay as such debts mature, (c) shall not make such transfer with actual intent to hinder, delay or defraud any Person, and
      (d) shall not have assets that constitute unreasonably small capital to carry out its business as then conducted. ALS does not contemplate the commencement of insolvency, liquidation or consolidation proceedings or the


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      appointment of a receiver, liquidator, conservator, trustee or similar official with respect to it or any of its assets. ALS is not selling or transferring the Conveyed Assets with any intent to hinder, delay or defraud its creditors;

(k) Location of Offices. The principal place of business and chief executive office of ALS are located at Shepard Street, Ripon, WI 54971-0990;

(l) Trade names. ALS's legal name is as set forth in this Agreement and, other than as set forth on Schedule I hereto, within the preceding five years ALS and its predecessors in interest have not used, and ALS currently does not use, any trade names, fictitious names, assumed names or "doing business as" names; and

(m) Immediately prior to the transfers herein contemplated, ALS had good marketable title to the Initial Conveyed Assets or Subsequent Conveyed Assets to be conveyed hereunder, free and clear of all adverse claims.

      The representations and warranties set forth in this Section shall survive the transfer and assignment of the Conveyed Assets to the Issuer and the Indenture Trustee, and the subsequent transfer and assignment of such Conveyed Assets to ALER pursuant to this Agreement. Upon discovery by ALS or ALER of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give written notice thereof to the other and to the Indenture Trustee and the Insurer immediately upon obtaining knowledge of such breach.

      SECTION 3.03. Representations and Warranties of ALER. ALER hereby represents and warrants to ALS and the assignees of ALER, the Indenture Trustee, the Noteholders, the Insurer and the Issuer, as of the date hereof and as of each Purchase Date:

(a) Organization and Good Standing. ALER has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire and own the Designated Loans;

(b) Due Qualification. ALER is duly qualified to do business as a foreign limited liability company in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualification;

(c) Power and Authority. ALER has the power and authority to execute and deliver this Agreement and to carry out its terms and the execution, delivery and performance of this Agreement have been duly authorized by ALER by all necessary limited liability company action;

(d) No Violation. The consummation by ALER of the transactions contemplated by this Agreement and the fulfillment of the terms of this Agreement shall not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice or lapse of time) a default under, the limited liability company agreement of ALER, or any indenture, agreement, mortgage, deed of trust or other instrument to which ALER is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement, any PA Assignment or any Transfer and Servicing Agreement), or violate any law or, to ALER's knowledge, any order, rule or regulation applicable to ALER of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over ALER or any of its properties;

(e) No Proceedings. There are no proceedings or, to ALER's knowledge, investigations pending or, to ALER's knowledge, threatened, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over ALER or its properties (i) asserting the invalidity of this Agreement or any PA Assignment, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that might materially and adversely affect the performance by ALER of its obligations under, or the validity or enforceability of, this Agreement or any PA Assignment;

(f) Binding Obligation. This Agreement shall constitute a legal, valid and binding obligation of ALER enforceable against ALER in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

(g) No Consent. No permit, consent, approval or authorization of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance by ALER of this Agreement, or the consummation by ALER of the transactions contemplated hereby except as expressly contemplated herein;

(h) Insolvency. ALER (a) is not insolvent and will not be rendered insolvent by the transactions contemplated by this Agreement or any Subsequent PA Assignment and has an adequate amount of capital to conduct its business in the ordinary course and to carry out its obligations hereunder and under each other Basic Document to which it is a party, nor is ALER aware of any pending insolvency, (b) shall not intend to incur or believe that it shall incur debts that would be beyond its ability to pay as such debts mature, (c) shall not make such transfer with actual intend to hinder, delay or defraud any Person, and (d) shall not have assets that constitute unreasonably small capital to carry out its business as then conducted.

                                   ARTICLE IV
                                   CONDITIONS

      SECTION 4.01. Conditions to Obligation of ALER. The obligation of ALER to purchase Designated Loans and the Related Security hereunder on any Purchase Date is subject to the satisfaction of the following conditions, which ALER covenants and agrees it shall perform as indicated below:

(a) Representations and Warranties True. The representations and warranties of ALS in Section 3.01 hereof regarding such Designated Loans and the Related Security being transferred on such Purchase Date, the representations and warranties made in Section 2.05 of the Pooling and Services Agreement of ALS as Originator and the representations and warranties of ALS in Section
      3.02 hereof, shall be true and correct as of such Purchase Date, with the same effect as if then made, and ALS shall have performed all obligations to be performed by it hereunder on or prior to such Purchase Date.

(b) No Repurchase Event. No Repurchase Event (as defined in Section 5.04 below) with respect to any such Designated Loan, Early Payout Event, Servicer Default, Default or Event of Default shall have occurred on or prior to such Purchase Date.

(c) Computer Files Marked. ALS shall, at its own expense, on or prior to such Purchase Date, (i) indicate in its computer files created in connection with such Designated Loans that such Designated Loans have been sold to ALER pursuant to this Agreement and the related PA Assignment and (ii) deliver to ALER the Schedule of Loans certified by an officer of ALS to be true, correct and complete (as supplemented by the schedules to the related Subsequent PA Assignment).

(d)   Documents to be Delivered By ALS.

      (i) The Assignment. On such Purchase Date, ALS shall execute and deliver to ALER and the Indenture Trustee the applicable PA Assignment substantially in the form of Exhibit A or Exhibit B hereto, as applicable, including a list of Loans conveyed, attached thereto, and confirming each of the conditions specified in this Article IV.

      (i) Evidence of UCC Filing. On or prior to such Purchase Date, ALS shall record and file, at its own expense, a UCC-1 financing statement in each jurisdiction in which required by applicable law, executed by ALS as seller or debtor, naming ALER as purchaser or secured party, naming such Designated Loans and Related Security as collateral, meeting the requirements of the laws of each such jurisdiction and in such manner as is necessary to perfect under the UCC the sale, transfer, assignment and conveyance of such Designated Loans and the Related Security (other than Exempt Collateral and the Lockbox Account) to ALER. ALS shall deliver a file-stamped copy, or other evidence satisfactory to ALER of such filing, to ALER on or prior to such Purchase Date.

      (iii) Any conveyance of a Loan pursuant to this Agreement will be effected by the delivery by ALS to the Custodian of the Collateral Documents for each such Designated Loan within the time period required of ALER in Section 2.03 of the Pooling and Servicing Agreement.

      (iv) Other Documents. On such Purchase Date, ALS shall provide such other documents as ALER may reasonably request.

(e) Other Transactions. The related transactions contemplated by the Transfer and Servicing Agreements shall be consummated on or prior to each Closing (and all conditions precedent thereto shall be satisfied) to the extent that such transactions are intended to be substantially contemporaneous with the transactions hereunder.

(f) Performance of Obligations. ALS shall have performed all obligations to be performed by it hereunder on or prior to such Purchase Date.

(g) Taxes. Such transfer shall not impose tax liability on the Trust and shall not affect the tax status of the Notes as debt held by the Holders.

(h) Deposit of Collections. ALS shall have deposited (or within two Business Days of receipt thereof deposit) into the Collection Account or the Lockbox all Collections in respect of the Designated Loans received after the related Cutoff Date.

(i) Collateral Documents. Complete copies of all documents required to be delivered to the Custodian pursuant to Section 2.03 of the Pooling and Servicing Agreement shall have been delivered to the Custodian in the time frame required by the Pooling and Servicing Agreement.

      SECTION 4.02. Conditions To Obligation of ALS. The obligation of ALS to sell the Designated Loans to ALER hereunder on any Purchase Date is subject to the satisfaction of the following conditions:

(a) Representations and Warranties True. The representations and warranties of ALER hereunder shall be true and correct as of such Purchase Date, with the same effect as if then made, and ALER shall have performed all obligations to be performed by it hereunder on or prior to such Purchase Date.

(b) Purchase Price. On each Purchase Date, ALER shall pay to ALS the Purchase Price, payable on such date as provided in Section 2.02 of this Agreement.

                                    ARTICLE V
                             ADDITIONAL AGREEMENTS

      ALS agrees with ALER as follows:

      SECTION 5.01. Conflicts With Transfer and Servicing Agreements. To the extent that any provision of Sections 5.02 through 5.04 of this Agreement conflicts with any provision of the Transfer and Servicing Agreements, the Transfer and Servicing Agreements shall govern.

      SECTION 5.02. Protection of Title.

(a) Filings. ALS shall execute and file such financing statements and cause to be executed and filed such continuation and other statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of ALER under this Agreement in the Designated Loans and the Related Security and in the proceeds thereof (other than Exempt Collateral). ALS shall deliver (or cause to be delivered) to ALER file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

(b) Name Change. ALS shall not change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed by ALS in accordance with
      Section 5.02(a) seriously misleading within the meaning of Section 9-402(7) of the UCC, unless it shall have given ALER and the Indenture Trustee and the Insurer at least 60 days prior written notice thereof and shall file such financing statements or amendments as may be necessary to continue the perfection of ALER's interest under this Agreement in the Designated Loans and the Related Security (other than Exempt Collateral).

(c) Executive Office; Maintenance of Offices. ALS shall give ALER and the Indenture Trustee and the Insurer at least 60 days prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement. ALS shall at all times maintain each office from which it services Designated Loans and its principal executive office within the United States of America.

      SECTION 5.03. Other Liens or Interests. Except for the conveyances hereunder and as contemplated by the Transfer and Servicing Agreements, ALS shall not sell, pledge, assign or transfer the Designated Loans and the Related Security to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any interest therein, and ALS shall defend the right, title and interest of ALER in, to and under the Designated Loans and Related Security against all claims of third parties claiming through or under ALS.

      SECTION 5.04. Repurchase Events. By its execution of the Transfer and Servicing Agreements to which it is a party, ALS shall be deemed to acknowledge the assignment by ALER of such of its right, title and interest in, to and under this Agreement to the Issuer as shall be provided in the Transfer and Servicing Agreements. ALS hereby covenants and agrees with ALER for the benefit of ALER and the Interested Parties, that in the event of a breach of any of

ALS's representations and warranties contained in Section 3.01 hereof with respect to any Loan or other breach as a result of which ALS as Originator shall have a repurchase obligation under Section 2.06 of the Pooling and Servicing Agreement, ALS's failure to deliver all of the Collateral Documents with respect to any Designated Loan to the Custodian as required hereunder or the failure of the Custodian to provide a Custodian Receipt Certification with respect to a Designated Loan within the period required pursuant to 3(b) of the Custodian Agreement containing no Exceptions (as defined therein) (a "Repurchase Event") as of the second Accounting Date following ALS's discovery or its receipt of notice of such breach or failure (or, at ALS's election, the first Accounting Date following such discovery), unless such breach or failure shall have been cured in all material respects, ALS will repurchase such Loan from the Owner of such Loan on the related Distribution Date for an amount equal to the Warranty Payment. It is understood and agreed that the obligation of ALS as Originator to repurchase any Loan as to which a breach has occurred and is continuing shall, if such obligation is fulfilled, constitute the sole remedy against ALS for such breach available to ALER or any Interested Party.

      SECTION 5.05. Indemnification. ALS shall indemnify, defend and hold harmless ALER and its assigns, the Indenture Trustee and the Insurer, for any liability as a result of the failure of a Loan to be originated in compliance with all requirements of law and for any breach of any of its representations and warranties contained herein. This indemnity obligation shall be in addition to any obligation that ALS may otherwise have.

      SECTION 5.06. Further Assignments. ALS acknowledges that ALER shall, pursuant to the Transfer and Servicing Agreements, sell Designated Loans to the Issuer and assign its rights hereunder to the Issuer, subject to the terms and conditions of the Transfer and Servicing Agreements, and that the Issuer may in turn further pledge, assign or transfer its rights in Designated Loans and this Agreement.

      SECTION 5.07. Pre-Closing Collections. Within two Business Days after each Closing, ALS shall transfer to the account or accounts designated by ALER (or by the Issuer under the Transfer and Servicing Agreements) all collections (from whatever source) on or with respect to the Designated Loans and the Related Security conveyed by ALS to ALER at the time of such Closing pursuant to Section 2.01.

      SECTION 5.07. Sale Treatment. ALS intends to treat each transfer and assignment described herein as a sale for accounting and tax purposes.

      SECTION 5.08. Preservation of Security Interest. ALS shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the respective right, title and interest of ALER and its assignees, including the Issuer and the Indenture Trustee, ALER or its designee, in the Conveyed Assets (other than Exempt Collateral). ALS shall deliver (or cause to be delivered) to ALER or its designee, the Indenture Trustee, file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

      SECTION 5.10. Cross Collateralization. With respect to an Obligor under the Loans that will be sold hereunder to ALER, or by the Seller to the Issuer under the Pooling and Servicing Agreement, ALS may be or may become a lender to such Obligor under another stand alone commercial laundry equipment loan (the "Non-Trust Loan"). Each Loan and Non-Trust Loan is secured by the equipment related to that loan. In certain circumstances a Loan my be cross collateralized with the equipment and other collateral related to a Non-Trust Loan ("Common Non-Trust Collateral") and a Non-Trust Loan may be cross collateralized with the equipment and collateral related to a Loan (the "Common Trust Collateral"). The Common Non-Trust Collateral and the Common Trust Collateral are referred to herein together as the "Common Collateral." ALS agrees that with respect to each loan of each such Obligor (i) the security interest in such Common Trust Collateral granted to ALS pursuant to any other Non-Trust Loan is and shall be junior and subordinate to the security interest created to secure the Loan; (ii) ALS shall have no legal right to realize upon such Common Trust Collateral or exercise its rights under the Loan in any manner until all required payments in respect of such Loan have been paid; and (iii) in realizing upon such Common Trust Collateral, neither ALER nor the Issuer, nor any Beneficiaries shall have any obligation to protect or preserve the rights of ALS in such Common Trust Collateral. ALER agrees that with respect to each loan of each such Obligor (i) the security interest in such Common Non-Trust Collateral to secure the Loan and hereby assigned to ALER is and shall be junior and subordinate to the security interest therein created by the Non-Trust Loan; (ii) ALER, the Issuer and the Beneficiaries shall have no legal right to realize upon such Common Non-Trust Collateral or exercise their rights under the Loan in any manner until all required payments in respect of the Non-Trust Loan have been made; and (iii) in realizing upon such Common Non-Trust Collateral, ALS or its assignees shall have no obligation to protect or preserve the rights of ALER, the Issuer or the Beneficiaries in such Common Non-Trust Collateral. ALS agrees that any successors or assigns of or with respect to any Non-Trust Loans shall acquire such loans subject to the provisions of this Section 5.10 and shall by the provisions hereof be subject to the same.

      SECTION 5.11. Obligations with Respect to Conveyed Assets. ALS will duly fulfill all obligations on its part to be fulfilled under or in connection with the Conveyed Assets, and will do nothing to impair the rights of ALER or its assignees, including the Issuer or the Indenture Trustee, in any of the Conveyed Assets.

      SECTION 5.12. Compliance with Law. ALS will comply, in all material respects, with all acts, rules, regulations, orders, decrees and directions of any Governmental Authority applicable to its business and to the Conveyed Assets or any part thereof; provided, however, that ALS may contest any act, rule, regulation, order, decree or direction in any reasonable manner which shall not materially and adversely affect the rights of the Issuer, the Indenture Trustee or any of the Beneficiaries in the Conveyed Assets or subject the Indenture Trustee or any of the Beneficiaries to any civil or criminal liability or involve any risk of loss of any collateral.

      SECTION 5.13. Conveyance of Conveyed Assets; Security Interests. Except for the transfers and conveyances hereunder, under any PA Assignment or under any other Basic

Document, ALS will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist through ALS any adverse claim, on any Conveyed Asset, or any interest therein and ALS shall defend the right, title, and interest of ALER or its assignees, the Issuer, the Indenture Trustee, the Beneficiaries and their respective successors and assigns in, to, and under the Conveyed Assets, against all claims of third parties claiming through or under ALS.

      SECTION 5.14. Notification of Breach. ALS will advise ALER or its assignees, the Issuer, the Indenture Trustee and the Insurer promptly, in reasonable detail, upon discovery of the occurrence of a breach, in any material respect, by the Originator, the Servicer or ALS of any of its respective representations, warranties and covenants contained herein.

      SECTION 5.15. Further Assurances. ALS will make, execute or endorse, acknowledge and file or deliver to ALER or its assignees, the Issuer, the Indenture Trustee and the Insurer from time to time such schedules, confirmatory assignments, conveyances, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Conveyed Assets and other rights covered by this Agreement and any PA Assignment, as the Issuer, the Insurer or the Indenture Trustee may request and reasonably require other than with respect to Exempt Collateral.

      SECTION 5.16. Notice of Adverse Claim. ALS shall notify ALER or its assignees, the Issuer, the Insurer and the Indenture Trustee, promptly after becoming aware of any Adverse Claim on any Conveyed Asset.

      SECTION 5.17 Taxes. ALS shall promptly pay all applicable taxes required to be paid in connection with the transfer of the Conveyed Assets by ALS to ALER, and acknowledges that ALS and the Issuer shall have no responsibility with respect thereto. ALS shall promptly pay and discharge, or cause the payment and discharge of, all federal income taxes (and all other material taxes) when due and payable by ALS, except (i) such as may be paid thereafter without penalty or
(ii) such as may be contested in good faith by appropriate proceeding and for which an adequate reserve has been established and is maintained in accordance with GAAP. ALS shall promptly notify the Issuer, the Indenture Trustee, the Insurer and the Noteholders of any material challenge, contest or proceeding pending by or against ALS before any taxing authority.

      SECTION 5.18 Financial Statements.

      The financial statements and books and records of the ALS will reflect the separate existence of ALS and ALER; the annual consolidated financial statements of ALS after the date hereof will contain disclosures to the effect that the ALS has or will have one or more direct and indirect subsidiaries that were or may be established as bankruptcy remote entities to facilitate asset securitization; that in connection therewith, assets have been or will be transferred directly or indirectly by the ALS to such subsidiaries; and that these bankruptcy remote entities are separate legal entities the assets of which are not available to satisfy the claims of creditors of the ALS, any other subsidiary or any other Affiliate.

      ALS, even if not treating the transfer of Conveyed Assets as an "off balance sheet" conveyance for consolidated financial reporting purposes under generally accepted accounting principles, shall nonetheless disclose in its financial statements (by footnote or other appropriate designation) that the Conveyed Assets are property of ALER and subject to the interests of ALER and its assignees, and any other disclosures to ALS's creditors shall be consistent with the foregoing. ALS acknowledges that the Conveyed Assets are not to constitute property of ALS's estate in the event of insolvency or bankruptcy involving ALS.

                                   ARTICLE VI
                            MISCELLANEOUS PROVISIONS

      SECTION 6.01. Amendment. This Agreement may be amended from time to time (in accordance with Section 10.01(g) of the Pooling and Servicing Agreement) by a written amendment duly executed and delivered by ALS and ALER. Prior to the execution of any such amendment, ALS shall furnish written notification of the substance of such amendment to each of the Rating Agencies. ALS agrees that it shall not amend Section 4.14 of the Loan and Security Agreement, dated as of May 5, 1998, by and among Alliance Laundry Receivables Warehouse LLC, a Delaware limited liability company, the financial parties thereto as lenders and Lehman Commercial Paper Inc., a New York corporation, as agent for the lenders, without the consent of the Insurer, so long as the Insurer is the Controlling Party.

      SECTION 6.02. Survival. The representations, warranties and covenants of ALS set forth in Article III and Article V of this Agreement shall remain in full force and effect and shall survive each Closing and each closing under the Transfer and Servicing Agreements.

      SECTION 6.03. Notices. All demands, notices and communications under this Agreement shall be delivered as specified in Appendix B to the Pooling and Servicing Agreement.

      SECTION 6.04. Governing Law. All questions concerning the construction, validity and interpretation of this Agreement and each PA Assignment shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without giving effect to any choice of law or conflict provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

      SECTION 6.05. Waivers. No failure or delay on the part of ALER or any Interested Party in exercising any power, right or remedy under this Agreement or any PA Assignment shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

      SECTION 6.06. Costs and Expenses. ALS agrees to pay all reasonable out-of-pocket costs and expenses of ALER, including fees and expenses of counsel, in connection with the perfection as against third parties of ALER's right, title and interest in, to and under the Conveyed Assets (other than Exempt Collateral) and the enforcement of any obligation of ALS hereunder.

      SECTION 6.07. Confidential Information. ALER agrees that it shall neither use nor disclose to any person the names and addresses of the Obligors, except in connection with the enforcement of ALER's rights hereunder, under the Designated Loans, under the Transfer and Servicing Agreements or as required by law.

      SECTION 6.08. Headings. The various headings in this Agreement are for purposes of reference only and shall not affect the meaning or interpretation of any provision of this Agreement.

      SECTION 6.09. Counterparts. This Agreement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

      SECTION 6.10. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed enforceable to the fullest extent permitted, and if not so permitted, shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of any Securities or rights of any Owner.

      SECTION 6.11. Further Assurances. ALS and ALER agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested to effect the purposes of this Agreement, including the execution of any financing statements or continuation statements relating to the Conveyed Assets (other than Exempt Collateral) for filing under the provisions of the UCC of any applicable jurisdiction.

      SECTION 6.12. Third-Party Beneficiaries. The Insurer and its successors and assigns shall be a third party beneficiary to the provisions of this Agreement, as it may be supplemented or amended, and shall be entitled to rely upon and directly enforce such provisions of this Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto, the Owners and their respective successors and permitted assigns. Except as otherwise expressly provided in this Agreement, no other Person shall have any right or obligation hereunder.

      SECTION 6.13. Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived, or supplemented except as provided herein.

      SECTION 6.14. No Petition Covenants. Notwithstanding any prior termination of this Agreement, ALER and ALS shall not, prior to the date which is one year and one day after the final distribution under the Transfer and Servicing Agreements with respect to the Notes to the Note Distribution Account, acquiesce, petition or otherwise invoke or cause ALER or the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against ALER or the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of ALER or the Issuer.

      SECTION 6.15. Power of Attorney. ALS hereby grants to ALER (and its assignees) and the Servicer an irrevocable power of attorney, with full power of substitution, coupled with interest, to take in the name of ALS all steps which are necessary or advisable to indorse, negotiate or otherwise realize on any writing or other right of any kind held or transmitted by ALS or transmitted or received by ALER (or its assignees) or the Servicer (whether or not from ALS) in connection with any Conveyed Assets.

      SECTION 6.16. Authorization to Collect. ALS hereby authorizes ALER, the Servicer or their respective successors, assigns or designees to take any and all steps in ALS's name necessary or desirable, in their respective determination, to collect all amounts due under all loans, including, without limitation, indorsing the name of ALS on checks and other instruments representing Collections and enforcing the provisions of the Loans that concern payment and/or enforcement of rights to payment.

      SECTION 6.17. No Assignment. No assignment of this Agreement other than pursuant to the other Basic Documents shall be permitted unless the Rating Agency Condition shall have been satisfied and, if the Insurer is the Controlling Party, the Insurer shall have consented thereto.

                                  *  *  *  *  *

            IN WITNESS WHEREOF, the parties hereby have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the date and year first above written.

                              ALLIANCE LAUNDRY SYSTEMS LLC,
                              in its own capacity and as Servicer

                              By: ______________________________________________
                                  Name: Bruce P. Rounds
                                  Title: Vice President, Chief Financial Officer and Treasurer


                              ALLIANCE LAUNDRY EQUIPMENT RECEIVABLES LLC

                              By: ______________________________________________
                                  Name: Bruce P. Rounds
                                  Title: Vice-President, Chief Financial Officer andTreasurer


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